UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2011

Grid Petroleum Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-143597	NA
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 18th Street, Suite 3000, Denver, Colorado 80202
(Address of principal executive offices and Zip Code)

(303) 952-7658
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On February 1, 2011, we issued 1,300,000 shares of our $.001 par value common stock at a conversion price of $.049 per share to Syndication Capital L.L.C. to satisfy certain indebtedness in the amount of $64,135.00 we owed to Syndication Capital L.L.C.  The indebtedness was created as result of a Loan Agreement by and among us, on the one hand, and Green Shoe Inc., on the other hand, pursuant to the provisions of which Green Shoe Inc. lent us the principal amount of $50,000.00 on March 26, 2008, pursuant to the provisions of that Loan Agreement, which is dated March 26, 2008 (the “Loan Agreement”).  Interest in the amount of $14,135.00 accrued on that principal amount and remained unpaid on January 28, 2011.  Accordingly, the amount of that indebtedness, including principal and interest, totalled $64,135.00, on the date of conversion.  A copy of the Loan Agreement is attached to this report marked as Exhibit 10.1.

On or about January 28, 2011, that indebtedness was sold and assigned by Green Shoe Inc. to Syndication Capital L.L.C. in exchange for the payment by Syndication Capital L.L.C. to Green Shoe Inc. of $50,000.00, pursuant to the provisions of an Agreement For the Sale and Assignment and Affirmation of Obligation.

Subsequently, on January 28, 2011, Syndication Capital L.L.C. converted that indebtedness to 1,300,000 shares of our $.001 par value common stock, pursuant to an Agreement For Conversion of Indebtedness to Common Stock (the “Conversion Agreement”).

The issuance of those 1,300,000 shares were issued in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to that exemption specified by the provisions of Section 3(a)(9) of the Securities Act.

The information specified above is qualified in its entirety by reference to the Conversion Agreement and the Loan Agreement, copies of which are filed as exhibits to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit
10.1	Loan Agreement dated March 26, 2008, with Green Shoe Inc.
10.2	Agreement For Conversion of Indebtedness to Common Stock dated January 28, 2011, with Syndication Capital L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grid Petroleum Corp.

Date: February 4, 2011	By:	/s/ Tim DeHerrera
Tim DeHerrera
Chairman and Director

Exhibits Index

Exhibit No.	Description of Exhibit
10.1	Loan Agreement dated March 26, 2008, with Green Shoe Inc.
10.2	Agreement For Conversion of Indebtedness to Common Stock dated January 28, 2011, with Syndication Capital L.L.C.